SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): January 31, 2001

                             ADEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)





         California                     00-18140                 87-0447215
         ----------                     --------                 ----------
       (State or other              (Commission File         (I.R.S. Employer
       jurisdiction of                  Number)           Identification Number)
      incorporation or
        organization)

                     13314 "I" Street, Omaha, Nebraska 68137
               (Address of principal executive offices) (ZIP Code)






               Registrant's telephone number, including area code:
                                 (402) 334-5556

Item 5.   Other Events

On January 31, 2001, the Registrant's subsidiary, Leftbid.com, Inc., announced an agreement to collaborate with NetworkOil, Inc. in connection with the delivery of hybrid auctions of surplus energy equipment.

On  January  30,  2001,  the  Registrant's  subsidiary,   Cheapfares.com,  Inc.,
announced sales and revenues for the year ended December 31, 2000.

Item 7.   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits.

     Ex. 99.1 Press release, dated January 31, 2001, respecting alliance between Leftbid.com, Inc. and NetworkOil, Inc.

     Ex. 99.2 Press release, dated January 30, 2001, respcting sales and revenues of Cheapfares.com, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADEN ENTERPRISES, INC.



                                    By:/s/ Michael S. Luther
                                    Michael S. Luther
                                    Chief Executive Officer

Date: January 31, 2001